Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2024

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “attribute,” “confident,” “strong,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions; we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The development and adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that may be impacted by climate change, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial rulings, conditions or actions, including the impact of social inflation;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Related to COVID-19, we have successfully defended against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
•Ongoing wars and conflicts impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2024	2024	2024	2024	2023	2024	2023
For Period Ended
Gross premiums written	$1,275.9	1,343.1	1,406.2	1,321.9	1,149.7	5,347.0	4,749.5
Net premiums written	1,089.6	1,157.6	1,226.1	1,156.6	991.5	4,630.0	4,134.5
Change in net premiums written, from comparable prior year period	10%	9	13	16	17	12	16

Underwriting income (loss), before-tax	$16.8	5.3	(173.7)	19.0	63.6	(132.6)	132.8
Net investment income earned, before-tax	122.8	117.8	108.6	107.8	98.6	457.1	388.7
Net realized and unrealized investment gains (losses), before-tax	(8.0)	5.4	1.3	(1.6)	5.4	(2.9)	(3.6)

Net income (loss)	$95.5	92.3	(63.3)	82.5	124.8	207.0	365.2
Net income (loss) available to common stockholders(1)	93.2	90.0	(65.6)	80.2	122.5	197.8	356.0
Non-GAAP operating income (loss)(2)	99.6	85.7	(66.6)	81.5	118.3	200.1	358.8

At Period End
Total assets	13,514.2	13,473.1	12,565.5	12,056.1	11,802.5	13,514.2	11,802.5
Total invested assets	9,651.3	9,635.3	9,021.8	8,745.7	8,693.7	9,651.3	8,693.7
Stockholders' equity	3,120.1	3,167.8	2,922.7	3,006.5	2,954.4	3,120.1	2,954.4
Common stockholders' equity(3)	2,920.1	2,967.8	2,722.7	2,806.5	2,754.4	2,920.1	2,754.4
Common shares outstanding	60.8	60.8	60.9	60.8	60.6	60.8	60.6

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$1.52	1.47	(1.08)	1.31	2.01	3.23	5.84
Non-GAAP operating income (loss) per common share (diluted)(2)	1.62	1.40	(1.10)	1.33	1.94	3.27	5.89
Weighted average common shares outstanding (diluted)	61.3	61.3	60.9	61.2	61.0	61.3	61.0
Book value per common share	$47.99	48.82	44.74	46.17	45.42	47.99	45.42
Adjusted book value per common share(2)	52.10	50.80	49.67	50.97	50.03	52.10	50.03
Dividends paid per common share	0.38	0.35	0.35	0.35	0.35	1.43	1.25

Financial Ratios
Loss and loss expense ratio	67.8%	68.8	85.7	67.0	62.4	72.3	64.9
Underwriting expense ratio	30.6	30.6	30.3	30.9	31.1	30.6	31.4
Dividends to policyholders ratio	0.1	0.1	0.1	0.3	0.2	0.1	0.2
GAAP combined ratio	98.5%	99.5	116.1	98.2	93.7	103.0	96.5

Return on common stockholders' equity ("ROE")	12.7	12.6	(9.5)	11.5	18.9	7.0	14.3
Non-GAAP operating ROE(2)	13.5	12.1	(9.6)	11.7	18.2	7.1	14.4
Debt to total capitalization	14.0	13.8	14.8	14.3	14.6	14.0	14.6
Net premiums written to policyholders' surplus	1.60	1.63	1.64	1.55	1.51	1.60	1.51
Invested assets per dollar of common stockholders' equity	$3.31	3.25	3.31	3.12	3.16	3.31	3.16

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2024	2024	2024	2024	2023	2024	2023
Revenues
Net premiums earned	$1,133.0	1,112.2	1,080.2	1,050.9	1,001.2	$4,376.4	3,827.6
Net investment income earned	122.8	117.8	108.6	107.8	98.6	457.1	388.7
Net realized and unrealized gains (losses)	(8.0)	5.4	1.3	(1.6)	5.4	(2.9)	(3.6)
Other income	8.5	8.9	5.8	7.8	5.5	31.1	19.4
Total revenues	1,256.4	1,244.3	1,196.0	1,165.0	1,110.7	4,861.7	4,232.1

Expenses
Loss and loss expense incurred	769.0	765.7	925.5	704.3	624.8	3,164.5	2,484.3
Amortization of deferred policy acquisition costs	241.0	235.6	226.4	219.4	210.5	922.4	796.2
Other insurance expenses	114.8	114.7	107.8	116.0	107.8	453.2	433.7
Interest expense	7.2	7.3	7.2	7.2	7.2	28.9	28.8
Corporate expenses	5.3	4.7	9.2	15.5	3.4	34.6	30.7
Total expenses	1,137.3	1,127.8	1,276.1	1,062.4	953.7	4,603.6	3,773.7

Income (loss) before federal income tax	$119.1	116.5	(80.1)	102.6	157.0	258.0	458.4
Federal income tax expense (benefit)	23.5	24.2	(16.8)	20.0	32.1	51.0	93.2

Net Income (loss)	$95.5	92.3	(63.3)	82.5	124.8	207.0	365.2
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	9.2	9.2
Net income (loss) available to common stockholders	$93.2	90.0	(65.6)	80.2	122.5	197.8	356.0

Net realized and unrealized investment (gains) losses, after tax(1)	6.3	(4.3)	(1.0)	1.3	(4.3)	2.3	2.8

Non-GAAP operating income (loss)(2)	$99.6	85.7	(66.6)	81.5	118.2	$200.1	358.7

Weighted average common shares outstanding (diluted)	61.3	61.3	60.9	61.2	61.0	61.3	61.0

Net income (loss) available to common stockholders per common share (diluted)	$1.52	1.47	(1.08)	1.31	2.01	$3.23	5.84

Non-GAAP operating income (loss) per common share (diluted)(2)	$1.62	1.40	(1.10)	1.33	1.94	$3.27	5.89

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2024	2024	2024	2024	2023
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$25.4	22.0	19.5	20.3	22.7
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	8,127.3	8,088.6	7,669.0	7,583.5	7,499.2
Commercial mortgage loans, net of allowance for credit losses	233.7	223.6	219.5	208.0	188.4
Equity securities, at fair value	213.6	205.6	192.0	194.3	187.2
Short-term investments	509.3	561.0	417.3	247.9	309.3
Alternative investments	440.9	432.0	414.8	402.7	395.8
Other investments	101.1	102.5	89.7	89.0	91.2
Total investments	9,651.3	9,635.3	9,021.8	8,745.7	8,693.7
Cash	0.1	0.1	0.2	0.1	0.2
Restricted cash	62.9	12.6	10.7	11.7	13.1
Accrued investment income	76.9	73.8	72.3	68.0	66.3
Premiums receivable, net of allowance for credit losses	1,467.8	1,531.9	1,579.7	1,439.1	1,313.1
Reinsurance recoverable, net of allowance for credit losses	1,061.1	1,057.3	685.6	651.4	656.8
Prepaid reinsurance premiums	235.4	230.7	219.8	208.0	203.3
Current federal income tax	—	13.0	38.6	—	—
Deferred federal income tax	146.8	100.7	145.9	144.7	140.2
Property and equipment, net of accumulated depreciation and amortization	93.3	92.2	89.2	82.7	83.3
Deferred policy acquisition costs	479.3	488.5	476.5	448.3	424.9
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	231.4	229.1	217.4	248.5	199.8
Total assets	$13,514.2	13,473.1	12,565.5	12,056.1	11,802.5
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$6,589.8	6,452.0	5,903.5	5,501.8	5,336.9
Unearned premiums	2,616.3	2,655.0	2,598.7	2,441.0	2,330.7
Long-term debt	507.9	508.2	508.8	503.3	503.9
Current federal income tax	19.7	—	—	26.5	6.3
Accrued salaries and benefits	121.7	113.5	92.6	97.9	122.0
Other liabilities	538.7	576.6	539.2	479.1	548.4
Total liabilities	$10,394.1	10,305.3	9,642.8	9,049.6	8,848.2
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	211.2	211.1	211.0	210.9	210.4
Additional paid-in capital	557.0	549.8	545.3	534.3	522.7
Retained earnings	3,139.5	3,069.6	3,001.1	3,088.2	3,029.4
Accumulated other comprehensive income (loss)	(336.8)	(211.9)	(392.7)	(385.0)	(373.0)
Treasury stock, at cost	(650.8)	(650.7)	(641.9)	(641.9)	(635.2)
Total stockholders' equity	$3,120.1	3,167.8	2,922.7	3,006.5	2,954.4
Commitments and contingencies
Total liabilities and stockholders' equity	$13,514.2	13,473.1	12,565.5	12,056.1	11,802.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2024	2024	2024	2024	2023	2024	2023
Book value per common share
Common stockholders' equity	$2,920.1	2,967.8	2,722.7	2,806.5	2,754.4	2,920.1	2,754.4
Common shares issued and outstanding, at period end	60.8	60.8	60.9	60.8	60.6	60.8	60.6
Book value per common share	$47.99	48.82	44.74	46.17	45.42	47.99	45.42
Adjusted book value per common share(2)	52.10	50.80	49.67	50.97	50.03	52.10	50.03
Financial results (after-tax)
Underwriting income (loss)	13.3	4.1	(137.2)	15.0	50.2	(104.7)	104.9
Net investment income	97.3	93.4	86.3	85.6	78.4	362.6	309.5
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.0)	(32.0)	(32.0)
Corporate expense	(3.0)	(3.8)	(7.7)	(11.2)	(2.4)	(25.7)	(23.7)
Net realized and unrealized investment gains (losses)	(6.3)	4.3	1.0	(1.3)	4.3	(2.3)	(2.8)
Total after-tax net income (loss) available to common stockholders	93.2	90.0	(65.6)	80.2	122.5	197.8	356.0
Return on average equity
Insurance segments	1.8	0.6	(19.9)	2.2	7.7	(3.7)	4.2
Net investment income	13.2	13.1	12.5	12.3	12.1	12.8	12.4
Interest expense and preferred stock dividends	(1.1)	(1.1)	(1.2)	(1.1)	(1.2)	(1.1)	(1.3)
Corporate expense	(0.4)	(0.5)	(1.0)	(1.7)	(0.4)	(0.9)	(0.9)
Net realized and unrealized investment gains (losses)	(0.8)	0.5	0.1	(0.2)	0.7	(0.1)	(0.1)
ROE	12.7	12.6	(9.5)	11.5	18.9	7.0	14.3
Net realized and unrealized (gains) losses(1)	0.8	(0.5)	(0.1)	0.2	(0.7)	0.1	0.1
Non-GAAP Operating ROE(2)	13.5	12.1	(9.6)	11.7	18.2	7.1	14.4
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.4	99.4	99.4	99.4	99.3	99.4	99.3
5.375% Senior Notes	292.4	292.4	292.3	292.2	292.2	292.4	292.2
Finance Lease Obligations	6.3	6.7	7.3	1.9	2.6	6.3	2.6
Total debt	507.9	508.2	508.8	503.3	503.9	507.9	503.9
Stockholders' equity	3,120.1	3,167.8	2,922.7	3,006.5	2,954.4	3,120.1	2,954.4
Total capitalization	$3,628.0	3,676.0	3,431.5	3,509.8	3,458.3	3,628.0	3,458.3
Ratio of debt to total capitalization	14.0	13.8	14.8	14.3	14.6	14.0	14.6
Policyholders' surplus	$2,902.8	2,787.5	2,698.8	2,777.3	2,742.3	2,902.8	2,742.3

(1)	Amounts are provided to reconcile ROE to non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2024		2024	2024	2024	2023	2024	2023

Underwriting results
Net premiums written	$1,089.6		1,157.6	1,226.1	1,156.6	991.5	4,630.0	4,134.5
Change in net premiums written, from comparable prior year period	10%		9	13	16	17	12	16

Net premiums earned	$1,133.0		1,112.2	1,080.2	1,050.9	1,001.2	4,376.4	3,827.6
Losses and loss expenses incurred	769.0		765.7	925.5	704.3	624.8	3,164.5	2,484.3
Net underwriting expenses incurred	346.4		340.0	327.3	324.4	311.1	1,338.0	1,203.8
Dividends to policyholders	0.8		1.4	1.1	3.3	1.8	6.5	6.8
GAAP underwriting income (loss)	$16.8		5.3	(173.7)	19.0	63.6	(132.6)	132.8

Net catastrophe losses	$(10.1)		148.8	90.5	55.2	24.6	284.5	244.5
(Favorable) unfavorable prior year casualty reserve development	100.0		—	176.0	35.0	10.0	311.0	(6.5)

Underwriting ratios
Loss and loss expense ratio	67.8%		68.8	85.7	67.0	62.4	72.3	64.9
Underwriting expense ratio	30.6		30.6	30.3	30.9	31.1	30.6	31.4
Dividends to policyholders ratio	0.1		0.1	0.1	0.3	0.2	0.1	0.2
Combined ratio	98.5%		99.5	116.1	98.2	93.7	103.0	96.5

Net catastrophe losses	(0.9)	pts	13.4	8.4	5.3	2.5	6.5	6.4
(Favorable) unfavorable prior year casualty reserve development	8.8		—	16.3	3.3	1.0	7.1	(0.2)
Combined ratio before net catastrophe losses	99.4%		86.1	107.7	92.9	91.2	96.5	90.1

Combined ratio before net catastrophe losses and prior year casualty development	90.6%		86.1	91.4	89.6	90.2	89.4	90.3

Other Statistics
Non-catastrophe property loss and loss expenses	$178.2		146.7	185.5	171.2	172.1	681.6	650.4
Non-catastrophe property loss and loss expenses	15.7	pts	13.2	17.2	16.3	17.2	15.6	17.0
Direct new business	$232.0		234.2	267.4	260.8	232.7	994.3	923.5
Renewal pure price increases	10.7%		10.5	9.1	8.1	7.4	9.5	6.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2024		2024	2024	2024	2023	2024	2023

Underwriting results
Net premiums written	$833.4		903.9	963.1	931.7	764.3	3,632.1	3,281.3
Change in net premiums written, from comparable prior year period	9%		8	11	15	13	11	13

Net premiums earned	$884.6		875.4	853.5	834.1	792.1	3,447.6	3,071.8
Losses and loss expenses incurred	606.3		591.6	748.0	555.8	482.6	2,501.6	1,919.2
Net underwriting expenses incurred	279.3		275.1	265.4	264.6	252.9	1,084.4	988.5
Dividends to policyholders	0.8		1.4	1.1	3.3	1.8	6.5	6.8
GAAP underwriting income (loss)	$(1.8)		7.3	(160.9)	10.4	54.9	(145.0)	157.3

Net catastrophe losses	$(8.2)		100.4	50.9	38.5	16.1	181.5	150.5
(Favorable) unfavorable prior year casualty reserve development	75.0		—	176.0	35.0	5.0	286.0	(15.5)

Underwriting ratios
Loss and loss expense ratio	68.5%		67.6	87.6	66.7	61.0	72.5	62.5
Underwriting expense ratio	31.6		31.4	31.1	31.7	31.9	31.5	32.2
Dividends to policyholders ratio	0.1		0.2	0.1	0.4	0.2	0.2	0.2
Combined ratio	100.2%		99.2	118.8	98.8	93.1	104.2	94.9

Net catastrophe losses	(0.9)	pts	11.5	6.0	4.6	2.0	5.3	4.9
(Favorable) unfavorable prior year casualty reserve development	8.5		—	20.6	4.2	0.6	8.3	(0.5)
Combined ratio before net catastrophe losses	101.1%		87.7	112.8	94.2	91.1	98.9	90.0

Combined ratio before net catastrophe losses and prior year casualty development	92.6%		87.7	92.2	90.0	90.5	90.6	90.5

Other Statistics
Non-catastrophe property loss and loss expenses	$124.1		95.9	124.5	115.0	122.0	459.5	461.6
Non-catastrophe property loss and loss expenses	14.0	pts	11.0	14.6	13.8	15.4	13.3	15.0
Direct new business	$139.5		139.2	168.4	172.1	145.2	619.1	597.5
Renewal pure price increases	8.8%		9.1	7.9	7.6	7.3	8.3	7.0
Retention	85		86	85	86	86	85	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2024								Quarter ended December 31, 2023
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$265.0	257.3	174.6	66.1	50.2	12.2	8.0	833.4	248.2	226.8	154.9	73.5	42.7	10.7	7.4	764.3
Net premiums earned	285.3	276.8	180.6	76.3	44.7	12.7	8.1	884.6	261.0	239.1	157.1	79.1	37.0	11.5	7.4	792.1

Loss and loss expense ratio	108.7%	67.7	23.6	37.1	76.6	27.3	(0.5)	68.5	77.4	73.1	48.9	3.7	62.9	25.6	(0.5)	61.0
Underwriting expense ratio	31.1	28.9	34.8	26.3	37.3	55.3	49.3	31.6	31.4	29.0	35.4	27.1	38.7	57.6	48.7	31.9
Dividend ratio	—	—	0.1	0.6	—	—	0.1	0.1	0.1	0.2	0.3	0.5	—	—	0.2	0.2
Combined ratio	139.8%	96.6	58.5	64.0	113.9	82.6	48.9	100.2	108.9	102.3	84.6	31.3	101.6	83.2	48.4	93.1

Underwriting income (loss)	$(113.7)	9.3	74.9	27.5	(6.2)	2.2	4.1	(1.8)	(23.3)	(5.5)	24.1	54.3	(0.6)	1.9	3.8	54.9

	Year-to-Date December 31, 2024								Year-to-Date December 31, 2023
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$1,183.2	1,121.5	739.5	320.6	183.0	51.7	32.6	3,632.1	1,087.1	976.9	648.8	338.1	152.9	47.4	30.2	3,281.3
Net premiums earned	1,125.5	1,058.2	685.6	327.7	169.3	49.7	31.5	3,447.6	1,020.4	916.1	586.3	333.7	140.5	46.2	28.6	3,071.8

Loss and loss expense ratio	95.1%	70.5	57.0	55.7	60.8	17.4	0.3	72.5	61.4	73.8	61.6	43.9	69.5	24.9	(0.1)	62.5
Underwriting expense ratio	31.1	29.2	35.0	25.7	34.5	56.3	48.0	31.5	31.6	29.8	36.4	26.3	36.5	56.9	50.8	32.2
Dividend ratio	0.1	0.1	0.2	1.0	—	—	—	0.2	0.1	0.1	0.2	1.2	—	—	0.1	0.2
Combined ratio	126.3%	99.8	92.2	82.4	95.3	73.7	48.3	104.2	93.1	103.7	98.2	71.4	106.0	81.8	50.8	94.9

Underwriting income (loss)	$(295.9)	2.5	53.3	57.7	8.0	13.1	16.3	(145.0)	70.8	(33.7)	10.8	95.4	(8.4)	8.4	14.1	157.3

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2024		2024	2024	2024	2023	2024	2023

Underwriting results
Net premiums written	$103.6		111.0	116.1	99.9	107.0	430.7	414.6
Change in net premiums written, from comparable prior year period	(3)%		(2)	6	17	27	4	30

Net premiums earned	$107.1		107.5	106.4	103.8	101.0	424.9	365.2
Losses and loss expenses incurred	72.7		106.1	101.4	84.3	92.5	364.6	353.2
Net underwriting expenses incurred	25.5		25.2	24.3	24.8	25.5	99.8	91.3
GAAP underwriting income (loss)	$8.9		(23.8)	(19.3)	(5.3)	(17.0)	(39.5)	(79.3)

Net catastrophe losses	$1.0		41.7	25.4	11.8	9.2	80.0	69.3
(Favorable) unfavorable prior year casualty reserve development	5.0		—	—	—	5.0	5.0	14.0

Underwriting ratios
Loss and loss expense ratio	67.9%		98.7	95.3	81.2	91.7	85.8	96.7
Underwriting expense ratio	23.8		23.4	22.8	23.9	25.2	23.5	25.0
Combined ratio	91.7%		122.1	118.1	105.1	116.9	109.3	121.7

Net catastrophe losses	1.0	pts	38.8	23.9	11.4	9.1	18.8	19.0
(Favorable) unfavorable prior year casualty reserve development	4.7		—	—	—	5.0	1.2	3.8
Combined ratio before net catastrophe losses	90.7%		83.3	94.2	93.7	107.8	90.5	102.7

Combined ratio before net catastrophe losses and prior year casualty development	86.0%		83.3	94.2	93.7	102.8	89.3	98.9

Other Statistics
Non-catastrophe property loss and loss expenses	$38.9		38.0	45.4	41.9	42.8	164.0	156.9
Non-catastrophe property loss and loss expenses	36.3	pts	35.3	42.6	40.3	42.4	38.6	43.0
Direct new business	$13.3		16.0	22.0	21.3	26.0	72.6	116.5
Renewal pure price increases	27.3%		22.8	20.7	14.3	8.9	20.6	5.2
Retention	75		75	78	83	87	77	87

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2024				Quarter ended December 31, 2023
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$50.3	49.4	4.0	103.6	56.6	46.7	3.7	107.0
Net premiums earned	55.0	48.2	3.9	107.1	55.0	42.7	3.3	101.0

Loss and loss expense ratio	94.3%	43.8	(7.9)	67.9	107.4	75.6	37.0	91.7
Underwriting expense ratio	25.4	28.4	(57.2)	23.8	27.1	28.7	(51.1)	25.2
Combined ratio	119.7%	72.2	(65.1)	91.7	134.5	104.3	(14.1)	116.9

Underwriting income (loss)	$(10.8)	13.4	6.4	8.9	(18.9)	(1.8)	3.8	(17.0)

	Year-to-Date December 31, 2024				Year-to-Date December 31, 2023
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$219.0	197.9	13.8	430.7	224.9	177.6	12.1	414.6
Net premiums earned	226.1	185.7	13.1	424.9	200.0	154.8	10.4	365.2

Loss and loss expense ratio	89.1%	89.0	(13.9)	85.8	97.9	99.7	28.9	96.7
Underwriting expense ratio	25.1	28.1	(70.8)	23.5	28.1	28.9	(93.3)	25.0
Combined ratio	114.2%	117.1	(84.7)	109.3	126.0	128.6	(64.4)	121.7

Underwriting income (loss)	$(32.1)	(31.7)	24.2	(39.5)	(52.0)	(44.3)	17.0	(79.3)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2024		2024	2024	2024	2023	2024	2023

Underwriting results
Net premiums written	$152.6		142.7	146.8	125.0	120.2	567.2	438.6
Change in net premiums written, from comparable prior year period	27%		28	39	24	36	29	24

Net premiums earned	$141.3		129.3	120.3	113.0	108.1	504.0	390.6
Losses and loss expenses incurred	90.0		68.0	76.2	64.1	49.7	298.3	211.9
Net underwriting expenses incurred	41.6		39.6	37.7	34.9	32.7	153.8	124.0
GAAP underwriting income (loss)	$9.7		21.7	6.5	14.0	25.7	51.9	54.8

Net catastrophe losses	$(2.9)		6.7	14.3	4.9	(0.7)	23.0	24.7
(Favorable) unfavorable prior year casualty reserve development	20.0		—	—	—	—	20.0	(5.0)

Underwriting ratios
Loss and loss expense ratio	63.6%		52.5	63.3	56.7	45.9	59.2	54.3
Underwriting expense ratio	29.5		30.7	31.3	30.9	30.3	30.5	31.7
Combined ratio	93.1%		83.2	94.6	87.6	76.2	89.7	86.0

Net catastrophe losses	(2.0)	pts	5.2	11.9	4.3	(0.7)	4.6	6.3
(Favorable) unfavorable prior year casualty reserve development	14.2		—	—	—	—	4.0	(1.3)
Combined ratio before net catastrophe losses	95.1%		78.0	82.7	83.3	76.9	85.1	79.7

Combined ratio before net catastrophe losses and prior year casualty development	80.9%		78.0	82.7	83.3	76.9	81.1	81.0

Other Statistics
Non-catastrophe property loss and loss expenses	$15.2		12.9	15.6	14.3	7.3	58.0	31.9
Non-catastrophe property loss and loss expenses	10.8	pts	10.0	13.0	12.6	6.8	11.5	8.2
Direct new business	$79.1		79.0	77.0	67.4	61.5	302.6	209.5
Renewal pure price increases	8.2%		8.0	6.4	5.2	6.1	7.2	6.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended December 31, 2024			Quarter ended December 31, 2023
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$88.8	63.8	152.6	73.7	46.5	120.2
Net premiums earned	84.9	56.4	141.3	70.5	37.6	108.1

Loss and loss expense ratio	91.5%	21.9	63.6	61.1	17.6	45.9
Underwriting expense ratio	29.5	29.4	29.5	29.6	31.4	30.3
Combined ratio	121.0%	51.3	93.1	90.7	49.0	76.2

Underwriting income (loss)	$(17.8)	27.5	9.7	6.5	19.2	25.7

	Year-to-Date December 31, 2024			Year-to-Date December 31, 2023
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$335.9	231.3	567.2	280.6	158.0	438.6
Net premiums earned	307.9	196.1	504.0	261.1	129.5	390.6

Loss and loss expense ratio	70.6%	41.3	59.2	59.5	43.7	54.3
Underwriting expense ratio	30.8	30.0	30.5	31.3	32.6	31.7
Combined ratio	101.4%	71.3	89.7	90.8	76.3	86.0

Underwriting income (loss)	$(4.3)	56.2	51.9	24.1	30.6	54.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2024	2024	2024	2024	2023	2024	2023

Net investment income
Fixed income securities
Taxable	$100.9	96.4	91.5	91.4	88.8	380.2	331.1
Tax-exempt	1.8	2.1	2.4	2.7	3.1	9.0	14.7
Total fixed income securities	102.7	98.5	93.9	94.1	91.9	389.2	345.9
Commercial mortgage loans	3.3	3.2	3.1	2.8	2.7	12.4	9.3
Equity securities	6.1	5.4	1.9	4.9	3.9	18.3	9.4
Alternative investments	10.6	9.0	10.5	6.9	1.1	37.1	26.8
Other investments	0.2	0.3	0.1	0.3	0.1	0.9	0.7
Short-term investments	5.6	6.5	4.7	3.5	3.3	20.3	14.8
Investment income	128.6	122.8	114.3	112.5	103.0	478.1	406.9
Investment expenses	(5.8)	(5.0)	(5.6)	(4.6)	(4.4)	(21.1)	(18.2)
Investment tax expense	(25.5)	(24.4)	(22.4)	(22.2)	(20.1)	(94.4)	(79.1)
Total net investment income, after-tax	$97.3	93.4	86.3	85.6	78.4	362.6	309.5

Net realized and unrealized investment gains (losses), pre-tax	$(8.0)	5.4	1.3	(1.6)	5.4	(2.9)	(3.6)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$(164.6)	228.0	(10.8)	(16.1)	275.4	36.5	174.6

Average investment yields
Fixed income investments, pre-tax	5.1	5.0	4.9	5.0	5.1	5.0	4.9
Fixed income investments, after-tax	4.0	4.0	3.9	4.0	4.0	4.0	3.9

Total portfolio, pre-tax	5.1	5.0	4.9	4.9	4.7	5.0	4.7
Total portfolio, after-tax	4.0	4.0	3.9	3.9	3.7	4.0	3.7

Effective tax rate on net investment income	20.7	20.7	20.6	20.6	20.4	20.7	20.4
New money purchase rates for fixed income investments, pre-tax	6.1	5.8	6.4	5.8	6.7	6.0	6.0
New money purchase rates for fixed income investments, after-tax	4.8	4.6	5.0	4.6	5.3	4.8	4.7
Effective duration of fixed income investments including short-term (in years)	4.0	3.9	3.9	4.0	4.0	4.0	4.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2024		2024		2024		2024		2023
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$8,152.1	85%	8,110.0	84	7,687.6	85	7,602.7	87	7,521.1	87
Commercial mortgage loans, at fair value	224.8	2	218.6	2	209.0	2	197.8	2	178.9	2
Total fixed income investments	8,376.9	87	8,328.7	86	7,896.6	87	7,800.5	89	7,700.0	89
Short-term investments	509.3	5	561.0	6	417.4	5	247.9	3	309.3	4
Total fixed income and short-term investments	8,886.2	92	8,889.7	92	8,314.0	92	8,048.4	92	8,009.3	92
Equity securities, at fair value	213.6	2	205.6	2	192.0	2	194.3	2	187.2	2
Alternative investments	440.9	5	432.0	4	414.8	5	402.7	5	395.8	5
Other investments	101.1	1	102.5	1	89.7	1	89.0	1	91.2	1
Total investments	$9,641.8	100%	9,629.8	100	9,010.5	100	8,734.3	100	8,683.5	100
Fixed income investments, at carry value
U.S. government obligations	$120.2	1%	125.4	2	151.0	2	141.8	2	205.0	2
Foreign government obligations	9.3	—	9.7	—	9.2	—	9.2	—	9.8	—
Obligations of state and political subdivisions	451.2	5	492.9	6	525.4	7	539.0	7	586.0	8
Corporate securities	3,093.6	37	3,048.7	37	2,865.4	36	2,815.3	36	2,733.9	35
Collateralized loan obligations and other asset-backed securities	2,033.1	24	1,946.4	23	1,916.1	24	1,897.1	24	1,834.8	24
Residential mortgage-backed securities	1,692.4	20	1,740.0	21	1,504.0	19	1,512.0	19	1,477.5	19
Commercial mortgage-backed securities	753.0	9	747.5	9	717.4	9	689.4	9	674.8	9
Commercial mortgage loans	233.7	3	223.6	3	219.5	3	208.0	3	188.4	2
Total fixed income investments	$8,386.4	100%	8,334.1	100	7,908.0	100	7,811.8	100	7,710.3	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$638.3	8%	670.4	8	634.2	8	607.9	8	526.6	7
Due after one year through five years	3,692.6	44	3,764.6	45	3,622.6	46	3,558.5	45	3,569.2	46
Due after five years through 10 years	3,072.8	37	3,072.6	37	2,872.1	36	2,882.5	37	2,862.5	37
Due after 10 years	982.7	12	826.5	10	779.1	10	762.9	10	751.9	10
Total fixed income investments	$8,386.4	100%	8,334.1	100	7,908.0	100	7,811.8	100	7,710.3	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$8,577.3	97%	8,591.0	97	8,002.7	96	7,747.0	96	7,721.4	96
Non-investment grade credit quality	308.9	3	298.7	3	311.3	4	301.4	4	287.9	4
Total fixed income and short-term investments, at fair value	$8,886.2	100%	8,889.7	100	8,314.0	100	8,048.4	100	8,009.3	100
Weighted average credit quality of fixed income and short-term investments	A+		AA-		AA-		A+		AA-

Alternative investments	December 31, 2024
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	72	$495.2	182.4	346.0
Private credit	20	167.7	99.2	52.1
Real assets	11	84.5	38.9	42.8
Total	103	$747.4	320.5	440.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At December 31, 2024							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	140	120	1.2	5.0	6.4	9.9	—	120	—	—	—	—
Foreign government obligations	11	9	0.1	5.4	5.1	6.1	1	2	4	3	—	—
State and municipal obligations	484	451	4.7	4.5	5.9	8.6	69	209	156	17	—	—
Corporate securities	3,206	3,093	32.1	5.5	4.4	5.7	39	338	1,353	1,174	187	1
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,247	1,155	12.0	5.4	5.7	8.3	—	1,155	—	—	—	—
Non-agency RMBS	566	538	5.6	5.8	4.1	5.7	465	45	26	2	—	—
Total RMBS	1,813	1,692	17.6	5.5	5.2	7.5	465	1,199	26	2	—	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	173	164	1.7	4.9	4.6	6.1	20	144	—	—	—	—
Non-agency CMBS	610	589	6.1	6.0	2.9	3.7	495	58	31	—	5	—
Total CMBS	783	753	7.8	5.8	3.3	4.2	514	202	31	—	5	—
Total mortgage-backed securities	2,595	2,445	25.4	5.6	4.6	6.5	980	1,402	57	2	5	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
CLOs	864	851	8.8	6.3	2.8	5.0	432	267	50	38	33	31
Commercial ABS	524	512	5.3	3.8	2.6	3.1	102	68	278	61	4	—
Consumer ABS	403	396	4.1	2.5	0.9	1.5	264	76	50	6	1	—
Other ABS	275	274	2.8	7.6	7.2	10.5	10	1	140	80	16	27
Total CLOs and ABS	2,066	2,033	21.1	6.5	3.6	5.3	807	412	517	184	54	59
Total securitized assets	4,661	4,478	46.4	6.0	4.1	5.9	1,787	1,814	574	186	59	59
Commercial mortgage loans	234	225	2.3	7.6	2.7	3.6	—	12	87	124	2	—
Total fixed income investments	8,735	8,377	86.9	5.8	4.3	6.0	1,895	2,495	2,175	1,504	248	60
Short-term investments	509	509	5.3	4.3	0.0	0.0	508	—	1	—	1	—
Total fixed income and short-term investments	9,245	8,886	92.2	5.7	4.0	5.6	2,403	2,495	2,175	1,504	249	60
Total fixed income securities and short-term investments by credit rating percentage							27.0%	28.1%	24.5%	16.9%	2.8%	0.7%
Equity securities:
Common stock(1)	210	212	2.2	—	—	—	—	—	—	—	—	212
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	211	214	2.2	—	—	—	—	—	—	2	—	212
Alternative investments
Private equity	346	346	3.6	—	—	—	—	—	—	—	—	346
Private credit	52	52	0.5	—	—	—	—	—	—	—	—	52
Real assets	43	43	0.4	—	—	—	—	—	—	—	—	43
Total alternative investments	441	441	4.6	—	—	—	—	—	—	—	—	441
Other investments	101	101	1.0	—	—	—	—	—	—	—	—	101
Total invested assets	$9,998	$9,642	100.0%	—	—	—	$2,403	$2,495	$2,175	$1,506	$249	$814
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2024	2024	2024	2024	2023	2024	2023

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$93.2	90.0	(65.6)	80.2	122.5	197.8	356.0
Net realized and unrealized investment (gains) losses included in net income, before tax	8.0	(5.4)	(1.3)	1.6	(5.4)	2.9	3.6
Tax on reconciling items	(1.7)	1.1	0.3	(0.3)	1.1	(0.6)	(0.7)
Non-GAAP operating income (loss)	$99.6	85.7	(66.6)	81.5	118.3	200.1	358.8

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$1.52	1.47	(1.08)	1.31	2.01	3.23	5.84
Net realized and unrealized investment (gains) losses included in net income, before tax	0.13	(0.09)	(0.02)	0.03	(0.09)	0.05	0.06
Tax on reconciling items	(0.03)	0.02	—	(0.01)	0.02	(0.01)	(0.01)
Non-GAAP operating income (loss) per diluted common share	$1.62	1.40	(1.10)	1.33	1.94	3.27	5.89

Reconciliation of ROE to non-GAAP operating ROE
ROE	12.7	12.6	(9.5)	11.5	18.9	7.0	14.3
Net realized and unrealized investment (gains) losses included in net income, before tax	1.1	(0.8)	(0.2)	0.2	(0.8)	0.1	0.1
Tax on reconciling items	(0.3)	0.3	0.1	—	0.1	—	—
Non-GAAP operating ROE	13.5	12.1	(9.6)	11.7	18.2	7.1	14.4

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$47.99	48.82	44.74	46.17	45.42	47.99	45.42
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	5.21	2.50	6.25	6.08	5.83	5.21	5.83
Tax on reconciling items	(1.10)	(0.52)	(1.32)	(1.28)	(1.22)	(1.10)	(1.22)
Adjusted book value per common share	$52.10	50.80	49.67	50.97	50.03	52.10	50.03

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2024
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com